SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as Depositor under the Owner Trust Agreement, dated as of July 24, 2002, providing for the issuance of CSFB ABS Trust Series 2002-HI23)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-65554-05                13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)225-2000

                                       N/A
         (Former name or former address, if changed since last report.)




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Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB ABS Trust Series 2002-HI23 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with
respect  to  alternative   means  of  satisfying  the   Registrant's   reporting
obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Owner Trust Agreement, dated as of July 24, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, U.S. Bank Trust National Association as owner trustee, Countrywide Home Loans Servicing LP as Master Servicer and Servicer, and JPMorgan Chase Bank, as indenture trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston, ABS Trust, Series 2002-HI23
-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein





Date:   November 27, 2002       By:  /s/ Andreas Auer
                                  ----------------------------------------
                                  Andreas Auer
                                  Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002

                                       -5-



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

                                       Credit Suisse First Boston, ABS Trust, Series 2002-HI23
                                                     Statement to Certificate Holders
                                                           December 26, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A          87,825,000.00    76,565,626.73    4,070,301.89     120,654.67     4,190,956.56      0.00      0.00       72,495,324.84
M1         13,425,000.00    13,425,000.00            0.00      26,935.77        26,935.77      0.00      0.00       13,425,000.00
M2         10,375,000.00    10,375,000.00            0.00      27,963.51        27,963.51      0.00      0.00       10,375,000.00
B1          7,325,000.00     7,325,000.00            0.00      22,265.97        22,265.97      0.00      0.00        7,325,000.00
B2          3,050,000.00     3,050,000.00            0.00      11,503.58        11,503.58      0.00      0.00        3,050,000.00
P                 100.00           100.00            0.00      82,727.80        82,727.80      0.00      0.00              100.00
CE                  0.00             0.00            0.00           1.25             1.25      0.00      0.00                0.00
TOTALS    122,000,100.00   110,740,726.73    4,070,301.89     292,052.55     4,362,354.44      0.00      0.00      106,670,424.84
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A        126331AA5      871.79762858   46.34559510      1.37380780   47.71940290          825.45203348         A       1.830000 %
M1       126331AC1    1,000.00000000    0.00000000      2.00638883    2.00638883        1,000.00000000         M1      2.330000 %
M2       126331AD9    1,000.00000000    0.00000000      2.69527807    2.69527807        1,000.00000000         M2      3.130000 %
B1       126331AE7    1,000.00000000    0.00000000      3.03972287    3.03972287        1,000.00000000         B1      3.530000 %
B2       126331AH0    1,000.00000000    0.00000000      3.77166557    3.77166557        1,000.00000000         B2      4.380000 %
P        126331AF4    1,000.00000000    0.00000000       ########       ######          1,000.00000000         P       0.000000 %
TOTALS                  907.71013081   33.36310290      2.39387140   35.75697430          874.34702791
---------------------------------------------------------------------------------------------------------- -----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4507
                              Fax: (212) 623-5930
                         Email: scott.b.rubin@chase.com

                              Scheduled Principal Payments                                                        166,194.03
                              Principal Prepayments                                                             2,944,110.04
                              Repurchase Principal                                                                      0.00
                              Substitution Amounts                                                                      0.00
                              Net Liquidation Proceeds                                                                  0.00
                              Insurance Proceeds                                                                        0.00
                              Other Principal                                                                           0.00

                              Gross Interest                                                                    1,244,813.93

Prepayment Penalties          Number of Loans with Respect to which Prepayment Penalties were Collected                   42
                              Balance of Loans with Respect to which Prepayment Penalties were Collected        1,612,286.33
                              Amount of Prepayment Penalties Collected                                             82,727.80

                              Beginning Number of Loans Outstanding                                                    2,981
                              Beginning Aggregate Loan Balances                                               113,477,603.11

                              Ending Number of Loans Outstanding                                                       2,910
                              Ending Aggregate Loan Balances                                                  110,367,299.04

                              Servicing Fees (including Credit Risk Manager Fees)                                  72,890.84
                              Trustee Fees                                                                          2,600.53

                              Delinquent Mortgage Loans
                                    Group Totals
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                        50             1,718,830.12                  1.56 %
                                   2 Month                        15               568,305.49                  0.51 %
                                   3 Month                        40             1,263,175.10                  1.14 %
                                    Total                        105             3,550,310.71                  3.21 %

                              * Delinquent Bankruptcies are included in the table above.

                              Bankruptcies
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                              16              589,661.42                  0.53 %
                              * Only Current Bankruptcies are reflected in the table above.

                              Foreclosures
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               8              409,980.48                  0.37 %

                              REO Properties
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %

                              Current Realized Losses                                                              0.00
                              Cumulative Realized Losses                                                           0.00

                              Weighted Average Term to Maturity                                                     227

Sec. 3.25(vi)                 Amount on Deposit in Pre-Funding Account                                             0.00

                              Amount on Deposit in Capitalized Interest Account                                    0.00
                              Capitalized Interest Requirement                                                     0.00

                              Amount on Deposit in Basis Risk Reserve Fund                                     1,000.00

Sec. 3.25(v)                  Trigger Event Ocurrence                                                               N/A

Sec. 3.25(v) O/C Reporting    Targeted Overcollateralization Amount                                        6,100,005.00
                              Ending Overcollateralization Amount                                          3,696,874.20
                              Ending Overcollateralization Deficiency                                      2,403,130.80
                              Overcollateralization Release Amount                                                 0.00
                              Monthly Excess Interest                                                        959,997.82
                              Payment to Class CE                                                                  1.25





                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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